SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 8, 2000
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                        Mission Critical Software, Inc.
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               (Exact name of Registrant as Specified in Charter)

          Delaware                     000-26205                 76-0509513
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(State or Other Jurisdiction       (Commission File            (IRS Employer
      of Incorporation)                Number)              Identification No.)

13939 NORTHWEST FREEWAY HOUSTON, TEXAS                              77040
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code        (713) 548-1700
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                                      n/a
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On April 8, 2000, Mission Critical Software, Inc.("MCS"), a Delaware corporation, entered into Employment Agreements with each of Michael S. Bennett, Chairman of the Board, Chief Executive Officer and President of MCS, and Stephen E. Odom, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary of MCS. In connection with these agreements, NetIQ Corporation, a Delaware corporation, has agreed to assume the agreements at the time of the completion of its merger with MCS.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

Exhibits     Description
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  10.1       Letter of Agreement, dated April 8, 2000, by and between Mission
             Critical Software, Inc. and NetIQ Corporation.

  10.2 Employment Agreement, dated April 8, 2000, by and between Mission Critical Software, Inc. and Michael S. Bennett.

  10.3 Employment Agreement, dated April 8, 2000, by and between Mission Critical Software, Inc. and Stephen E. Odom.

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


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MISSION CRITICAL SOFTWARE, INC.


                                         By: /s/ Stephen E. Odom
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                                             Name:  Stephen E. Odom
                                             Title: Chief Financial Officer

April 13, 2000

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